                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        DATE OF REPORT: JANUARY 12, 2001
                        (Date of earliest event reported)




                            VERSO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




MINNESOTA                  COMMISSION FILE NO. 0-22190         41-1484525
(State of incorporation)                                 (IRS Employer I.D. No.)



                              400 GALLERIA PARKWAY
                                    SUITE 300
                                ATLANTA, GA 30339
                    (Address of principal executive offices)



                                 (770) 612-3500
              (Registrant's telephone number, including area code)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On January 12, 2001, Verso Technologies, Inc. ("Verso") completed the sale of all of the equity interests of its subsidiary, Squirrel Systems, LLC ("Squirrel"), pursuant to the terms of that certain Membership Interest Purchase Agreement by and between Verso and Marin Capital Corporation ("Purchaser") dated as of January 12, 2001 (the "Agreement").

         Pursuant to the Agreement, Verso sold all of the membership interests in Squirrel to the Purchaser for consideration of $8.5 million cash, with an additional payment of $1.5 million payable to Verso upon the attainment by Squirrel of certain performance targets for fiscal year 2001. The consideration was determined as a result of negotiations between Verso and the Purchaser. Prior to the transaction, neither Verso nor any of its affiliates, directors or officers, nor any associate of any such director or officer, had any relationship with the Purchaser.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

None.

(b)      Pro forma financial information.

The following lists the pro forma financial information attached to this Report.

Introduction................................................................F-1

Pro forma condensed consolidated balance sheet at September 30, 2000 .......F-2

Pro forma condensed consolidated statement of operations for the nine months ended September 30, 2000 ............................................F-3

Pro forma condensed consolidated statement of operations for the year ended December 31, 1999 ....................................................F-4

Notes to pro forma consolidated financial statements........................F-5

(c)    Exhibits.


The exhibits filed herewith are shown on the Exhibit Index attached hereto and incorporated herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VERSO TECHNOLOGIES, INC.,
                                 a Minnesota corporation


Dated January 24, 2001           By:   /s/ Juliet M. Reising
                                    -------------------------------------------
                                       Juliet M. Reising
                                 Its:  Executive Vice President and Chief
                                       Financial Officer

                         PRO FORMA FINANCIAL INFORMATION


Introduction

         The following unaudited pro forma condensed consolidated financial statements give effect to the sale by Verso Technologies, Inc. ("Verso") of its hospitality business. The sale of the hospitality services business included the sale of Verso's restaurant solutions business (comprised of Squirrel Systems, LLC) to Marin Capital Corporation and the sale of its domestic lodging business and international hospitality business to AremisSoft Corporation.

         The unaudited pro forma condensed consolidated balance sheet presents the financial position of Verso at September 30, 2000 giving effect to the dispositions as if they had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 give effect to the dispositions as if they had occurred at the beginning of each such period.

         Verso's entire hospitality business has been reflected as discontinued operations in its historical financial statements for the nine months ended September 30, 2000 and for the year ended December 31, 1999.

         The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of Verso's future financial position or results of operations.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Verso, including the related notes thereto.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000




                                                                                      PRO FORMA
                                                                       VERSO (a)     ADJUSTMENTS          PRO FORMA
                                                                   --------------   --------------     ---------------
ASSETS:
Current assets:
   Cash                                                             $  21,215,184    $  17,103,784 (b)   $  38,318,968
   Accounts receivable, net                                            19,948,095                           19,948,095
   Inventories, principally finished goods                              1,056,055                            1,056,055
   Other current assets                                                 4,611,107                            4,611,107
   Net assets of discontinued operations                               15,219,763      (15,219,763)(b)               -
                                                                    -------------    -------------       -------------

     Total current assets                                              62,050,204        1,884,021          63,934,225

Furniture and equipment, net                                            9,286,539                            9,286,539
Intangibles, net                                                      122,095,258                          122,095,258
                                                                    -------------    -------------       -------------

     Total assets                                                   $ 193,432,001    $   1,884,021       $ 195,316,022
                                                                    =============    =============       =============

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
   Line of credit                                                   $   4,950,597    $           -       $   4,950,597
   Convertible subordinated debentures, net of discount                 3,513,867                            3,513,867
   Accounts payable                                                    20,550,700                           20,550,700
   Accrued compensation                                                 2,824,071                            2,824,071
   Accrued expenses                                                     5,700,243                            5,700,243
   Unearned revenue and customer deposits                               3,666,112                            3,666,112
   Current portion of long-term debt                                      479,204                              479,204
                                                                    -------------    -------------       -------------

     Total current liabilities                                         41,684,794                -          41,684,794


Long-term debt                                                             40,912                               40,912
                                                                    -------------    -------------       -------------

     Total liabilities                                                 41,725,706                -          41,725,706

Shareholders' equity:
   Common stock                                                           481,647                              481,647
   Additional paid-in capital                                         245,361,064                          245,361,064
   Accumulated deficit                                                (87,251,407)       1,884,021 (b)     (85,367,386)
   Deferred compensation                                               (6,885,009)                          (6,885,009)
                                                                    -------------    -------------       -------------

     Total shareholders' equity                                       151,706,295        1,884,021         153,590,316

      Total liabilities and shareholders' equity                    $ 193,432,001    $   1,884,021       $ 195,316,022
                                                                    =============    =============       =============


             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000



                                                                                PRO FORMA
                                                                VERSO (a)      ADJUSTMENTS     PRO FORMA
                                                              --------------  -------------  --------------
Revenue                                                        $ 51,872,879                    $ 51,872,879

Cost of revenue                                                  42,216,952                      42,216,952

                                                               ------------    ------------    ------------
  Gross profit                                                    9,655,927               -       9,655,927


Operating expenses:

 Sales, general and administrative                               27,636,082                      27,636,082
 Depreciation                                                     1,185,109                       1,185,109
 Amortization of intangibles                                      1,053,270                       1,053,270
 Loss on asset abandonment                                        1,218,343                       1,218,343
 Reorganization costs                                             1,500,000                       1,500,000

                                                               ------------    ------------    ------------
  Total operating expenses                                       32,592,804               -      32,592,804

                                                               ------------    ------------    ------------
 Operating loss from continuing operations                      (22,936,877)              -     (22,936,877)

Interest expense, net                                              (833,113)              - (c)    (833,113)


 Loss from continuing operations                               ------------    ------------    ------------
  before income taxes                                           (23,769,990)              -     (23,769,990)


Income taxes                                                              -                               -


                                                               ------------    ------------    ------------

  Loss from continuing operations                              $(23,769,990)   $          -    $(23,769,990)
                                                               ============    ============    ============

Net loss from continuing operations per common share
                    - basic and diluted:                       $      (0.94)                   $      (0.94)

Weighted average shares outstanding
                    - basic and diluted                          25,282,722                      25,282,722
                                                               ============                    ============


             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999




                                                                         PRO FORMA
                                                          VERSO (d)     ADJUSTMENTS        PRO FORMA
                                                      --------------- ----------------   ---------------
Revenue                                                $ 61,684,652                        $ 61,684,652

Cost of revenue                                          41,708,579                          41,708,579
                                                       ------------     ------------       ------------
  Gross profit                                           19,976,073                -         19,976,073

Operating expenses:

 Sales, general and administrative                       23,715,288                          23,715,288
 Amortization of intangibles                              1,403,766                           1,403,766
 Reorganization costs                                       462,000                             462,000
 Transaction costs                                          251,078                             251,078

                                                       ------------     ------------       ------------
  Total operating expenses                               25,832,132                -         25,832,132

                                                       ------------     ------------       ------------
 Operating loss from continuing operations               (5,856,059)               -         (5,856,059)

Interest expense, net                                      (183,172)               - (c)       (183,172)


 Loss from continuing operations                       ------------     ------------       ------------
  before income taxes                                    (6,039,231)               -         (6,039,231)


Income taxes                                               (154,773)                           (154,773)

                                                       ------------     ------------       ------------


  Loss from continuing operations                      $ (5,884,458)    $          -       $ (5,884,458)
                                                       ============     ============       ============

Net loss from continuing operations per common share
                    - basic and diluted:               $      (0.25)                       $      (0.25)


Weighted average shares outstanding
                    - basic and diluted                  23,728,262                          23,728,262
                                                       ============                        ============




See accompanying notes to pro forma consolidated financial information.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



(a) Reflects the historical financial position of Verso at September 30, 2000.

(b) Reflects the results of the sale of Verso's restaurant solutions business assets and liabilities to Marin Capital Corporation and Verso's domestic lodging and international hospitality business assets and liabilities to AremisSoft Corporation summarized as follows:



                                                       Restaurant          Lodging
                                                        Solutions         Solutions           Total
                                                     ---------------  -------------    ---------------

         Cash proceeds received at closing........... $   8,500,000     $10,000,000       $18,500,000

         Less estimated transaction costs............       207,523       1,188,693         1,396,216
                                                      -------------    ------------      ------------
         Net consideration...........................     8,292,477       8,811,307        17,103,784

         Net assets of discontinued operations.......                                      15,219,763
                                                                                         ------------
         Gain on sale................................                                    $  1,884,021
                                                                                         ============



         The pro forma condensed consolidated balance sheet reflects an adjustment to retained earnings for the gain on sale calculated above, however, this gain on sale of restaurant solutions and lodging solutions will be offset by operating losses incurred from the balance sheet date of September 30, 2000 through the dates of their respective sales.

(c) If Verso had invested the net consideration at 5% interest income would have been $641,392 and $855,189 for the nine months ended September 30, 2000 and the year ended December 31, 1999, respectively.

(d) Reflects the historical financial position of Verso at December 31, 1999.

                                 EXHIBIT INDEX




Exhibit                                                           Manner
Number                       Description                          Filed

2.1       Membership Interest Purchase Agreement by and       Filed herewith
          between Verso Technologies, Inc. ("Verso") and Marin Capital Corporation dated January
          12, 2001 (the "Agreement") (Exhibits and schedules to the Agreement have been omitted;
          Verso agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules).